                                                                       EXHIBIT 2

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of the executive officers and directors of (i) El Paso Energy Partners Company, L.L.C., (ii) Deeptech International Inc., (iii) El Paso Field Services Holding Company, (iv) El Paso Tennessee Pipeline Co., (v) El Paso Corporation and (vi) Sabine River Investors II, L.L.C.

All information provided below for the directors and executive officers is as of October 1, 2004


(i) EL PASO ENERGY PARTNERS COMPANY, L.L.C.
    ---------------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
Lisa A. Stewart                     President               President of El Paso           El Paso Production Company
1001 Louisiana Street                                       Production Company               1001 Louisiana Street
Houston, Texas 77002                                                                         Houston, Texas 77002

D. Mark Leland                     Executive Vice          Executive Vice President and    El Paso Production Company
1001 Louisiana Street            President and Chief       Chief Financial Officer of        1001 Louisiana Street
Houston, Texas 77002              Financial Officer        El Paso Production Company        Houston, Texas 77002

Gene T. Waguespack              Senior Vice President,       Senior Vice President,        El Paso Production Company
1001 Louisiana Street             Treasurer and           Treasurer and Controller of        1001 Louisiana Street
Houston, Texas 77002                Controller             El Paso Production Company        Houston, Texas 77002


(ii) DEEPTECH INTERNATIONAL INC.
     ---------------------------

                                                                                          NAME, PRINCIPAL BUSINESS
                                                                                         ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH                 PRINCIPAL             WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                   SERVES                      OCCUPATION                    IS CONDUCTED
   ----------------              -----------------                ----------             --------------------------
Lisa A. Stewart               Director and President         President of El Paso        El Paso Production Company
1001 Louisiana Street                                         Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                        Houston, Texas 77002

D. Mark Leland               Director, Executive Vice       Executive Vice President     El Paso Production Company
1001 Louisiana Street           President and Chief       and Chief Financial Officer       1001 Louisiana Street
Houston, Texas 77002             Financial Officer       of El Paso Production Company      Houston, Texas 77002

Gene T. Waguespack             Senior Vice President         Senior Vice President,      El Paso Production Company
1001 Louisiana Street              Treasurer and          Treasurer and Controller of       1001 Louisiana Street
Houston, Texas 77002                Controller             El Paso Production Company       Houston, Texas 77002

(iii) EL PASO FIELD SERVICES HOLDING COMPANY
      --------------------------------------

                                                                                          NAME, PRINCIPAL BUSINESS
                                                                                         ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL               WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                      IS CONDUCTED
   ----------------              -----------------              ----------               --------------------------
Andrew T. Panaccione           Director and President           Accountant               Equity Services Group, LLC
103 Foulk Road, Suite 200                                                                103 Foulk Road, Suite 200
Wilmington, Delaware 19810                                                               Wilmington, Delaware 19810

Suzanne M. Hay                Director, Vice President          Accountant               Equity Services Group, LLC
103 Foulk Road, Suite 200           and Treasurer                                        103 Foulk Road, Suite 200
Wilmington, Delaware 19810                                                               Wilmington, Delaware 19810

Karen T. Severino             Director, Vice President          Accountant               Equity Services Group, LLC
103 Foulk Road, Suite 200           and Treasurer                                        103 Foulk Road, Suite 200
Wilmington, Delaware 19810                                                               Wilmington, Delaware 19810

(iv) EL PASO TENNESSEE PIPELINE CO.
     ------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
Douglas L. Foshee              Director, Chairman of        President and Chief            El Paso Corporation
1001 Louisiana Street         the Board, President and      Executive Officer of           1001 Louisiana Street
Houston, Texas 77002          Chief Executive Officer        El Paso Corporation           Houston, Texas 77002

D. Dwight Scott               Director, Executive Vice     Executive Vice President        El Paso Corporation
1001 Louisiana Street           President and Chief        Chief Financial Officer         1001 Louisiana Street
Houston, Texas 77002            Financial Officer           of El Paso Corporation         Houston, Texas 77002

Jeffrey I. Beason              Director, Senior Vice       Senior Vice President and       El Paso Corporation
1001 Louisiana Street             President and                 Controller of              1001 Louisiana Street
Houston, Texas 77002               Controller                 El Paso Corporation          Houston, Texas 77002

David L. Siddall             Director, Vice President       Vice President, Chief          El Paso Corporation
1001 Louisiana Street        Associate General Counsel   Governance Officer and Corporate  1001 Louisiana Street
Houston, Texas 77002          and Corporate Secretary    Secretary of El Paso Corporation  Houston, Texas 77002

Robert W. Baker               Director, Executive Vice      Executive Vice President       El Paso Corporation
1001 Louisiana Street              President and             and General Counsel of        1001 Louisiana Street
Houston, Texas 77002              General Counsel              El Paso Corporation         Houston, Texas 77002

Joe B. Wyatt                          Director               Chancellor Emeritus of        Vanderbilt University
Vanderbilt University                                         Vanderbilt University        2525 West End Ave., Ste. 1430
2525 West End Ave., Ste. 1430                                                              Nashville, Tennessee 37203
Nashville, Tennessee 37203






(v) EL PASO CORPORATION:
    --------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
Ronald L. Kuehn, Jr.              Chairman of the            Chairman of the               El Paso Corporation
1001 Louisiana Street               Board and              Board and Director             1001 Louisiana Street
Houston, Texas 77002                 Director             of El Paso Corporation           Houston, Texas 77002

Douglas L. Foshee              Director, President             President and               El Paso Corporation
1001 Louisiana Street          and Chief Executive      Chief Executive Officer of        1001 Louisiana Street
Houston, Texas 77002                 Officer                El Paso Corporation            Houston, Texas 77002

D. Dwight Scott                   Executive Vice         Executive Vice President          El Paso Corporation
1001 Louisiana Street          President and Chief      and Chief Financial Officer       1001 Louisiana Street
Houston, Texas 77002            Financial Officer         of El Paso Corporation           Houston, Texas 77002

Robert W. Baker                      Executive           Executive Vice President          El Paso Corporation
1001 Louisiana Street              Vice President          and General Counsel            1001 Louisiana Street
Houston, Texas 77002            and General Counsel       of El Paso Corporation           Houston, Texas 77002

John W. Somerhalder II             Executive Vice        Executive Vice President          El Paso Corporation
1001 Louisiana Street                President            of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Jeffrey I. Beason              Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Controller          Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

John M. Bissell                       Director           Chairman of the Board of              Bissell Inc.
2345 Walker Ave., N.W.                                         Bissell Inc.               2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                    Grand Rapids, MI 49544

Juan Carlos Braniff                   Director              Business Consultant            Ruben Dario No. 17-502
Ruben Dario No. 17-502                                                                     Col. Polanco
Col. Polanco                                                                               Mexico, D.F.  11560
Mexico, D.F. 11560

James L. Dunlap                       Director              Business Consultant           1659 North Boulevard
1659 North Boulevard                                                                       Houston, Texas 77006
Houston, Texas 77006

Robert W. Goldman                     Director              Business Consultant            13 DuPont Circle
13 DuPont Circle                                                                           Sugar Land, Texas 77479
Sugar Land, TX 77479

J. Michael Talbert                    Director                   Chairman of                  Transocean Inc.
Chairman of the Board                                             the Board,                 4 Greenway Plaza
Transocean Inc.                                                 Transocean Inc.            Houston, Texas 77046
4 Greenway Plaza
Houston, Texas 77046

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
John Whitmire                         Director                   Chairman of               CONSOL Energy, Inc.
Consol Energy, Inc.                                              the Board,               1800 Washington Road
1800 Washington Road                                         CONSOL Energy, Inc.          Pittsburgh, PA 15241
Pittsburgh, PA 15241

Anthony W. Hall, Jr.                  Director             Chief Administrative          Attorney, City of Houston
901 Bagby, 4th Floor                                              Officer,                 901 Bagby, 4th Floor
Houston, Texas 77002                                          City of Houston              Houston, Texas 77002

J. Carleton MacNeil Jr                Director             Financial Consultant            3421 Spanish Trail
3421 Spanish Trail                                                                            Building 227D
Building 227D                                                                             Delray Beach, FL 33483
Delray Beach, Florida 33483

Malcolm Wallop                        Director            President, Frontiers of    Frontiers of Freedom Foundation
Frontiers of Freedom Foundation                             Freedom Foundation       12011 Lee Jackson Memorial Hwy.
12011 Lee Jackson Memorial Hwy.                                                             Fairfax, VA 22033
Fairfax, VA 22033

Joe B. Wyatt                          Director             Chancellor Emeritus,           Vanderbilt University
Vanderbilt University                                      Vanderbilt University            2525 West End Ave.
2525 West End Ave.                                                                              Ste. 1430
Ste. 1430                                                                                   Nashville, TN 37203
Nashville, Tennessee 37203

Thomas R. Hix                         Director              Business Consultant              One Wexford Court
One Wexford Court                                                                          Houston, Texas 77024
Houston, Texas 77024

William H. Joyce                      Director               Chairman and Chief                  Nalco Company
Nalco Company                                               Executive Officer of              1601 W. Diehl Road
1601 W. Diehl Road                                            Nalco Company                Naperville, Illinois 60563
Naperville, Illinois 60563



(vi) SABINE RIVER INVESTORS I, L.L.C.
     ---------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
Lisa A. Stewart                       President             President of El Paso         El Paso Production Company
1001 Louisiana Street                                       Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                      Houston, Texas 77002

D. Mark Leland                 Executive Vice President    Executive Vice President      El Paso Production Company
1001 Louisiana Street            and Chief Financial      and Chief Financial Officer     1001 Louisiana Street
Houston, Texas 77002                 Officer              of El Paso Production Company   Houston, Texas 77002

Gene T. Waguespack              Senior Vice President,      Senior Vice President,       El Paso Production Company
1001 Louisiana Street          Treasurer and Controller    Treasurer and Controller       1001 Louisiana Street
Houston, Texas 77002                                      of El Paso Production Company   Houston, Texas 77002

(vi) SABINE RIVER INVESTORS II, L.L.C.
     ---------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------              -----------------              ----------              --------------------------
Lisa A. Stewart                       President             President of El Paso         El Paso Production Company
1001 Louisiana Street                                       Production Company            1001 Louisiana Street
Houston, Texas 77002                                                                      Houston, Texas 77002

D. Mark Leland                 Executive Vice President    Executive Vice President      El Paso Production Company
1001 Louisiana Street            and Chief Financial      and Chief Financial Officer     1001 Louisiana Street
Houston, Texas 77002                 Officer             of El Paso Production Company    Houston, Texas 77002

Gene T. Waguespack              Senior Vice President       Senior Vice President,       El Paso Production Company
1001 Louisiana Street          Treasurer and Controller   Treasurer and Controller of     1001 Louisiana Street
Houston, Texas 77002                                     of El Paso Production Company    Houston, Texas 77002